Exhibit 10.1

                               EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of the 24th day of January, 2000, by and between Aden Enterprises, Inc., a California corporation, with its principal place of business at 13314 I Street, Omaha, NE 68137 ("Aden"), and MercExchange, LLC, a Virginia limited liability company, with its principal place of business at 114 N. Alfred Street, Alexandria, VA 22314 ("MercExchange").

     WHEREAS, MercTravel, Incorporated, a Delaware corporation ("MercTravel"), is a wholly owned subsidiary of MercExchange; and

     WHEREAS, Aden desires to acquire all of the issued and outstanding shares of common stock of MercTravel on the terms and conditions hereinafter set forth; and

     WHEREAS, the parties desire that the transactions contemplated by this Agreement constitute an exchange of property as provided in Section 351 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants set forth herein, the parties agree as follows:

1.   Representations of MercExchange.

a. To the knowledge of MercExchange, the authorized capital stock of MercTravel consists of 1,000 shares of common stock, par value $.01 per share, of which 1,000 shares are issued and outstanding. MercExchange is the sole shareholder. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require such corporation to issue, sell or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to such corporation. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of such corporation.

b. To the knowledge of MercExchange, MercTravel is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, and is duly qualified to do business as a foreign corporation, if required, and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business require such qualification, except where the failure to be so qualified would not have a material adverse effect on the assets, business, results of operations or conditions (financial or otherwise) of each of such corporation. MercTravel has previously delivered to Aden true, complete and correct copies of its charter and by-laws, as currently in effect.

c. To the knowledge of MercExchange, MercTravel has no subsidiaries, or any direct or indirect interest, whether by way of stock ownership or otherwise, in any corporation, firm, association or business enterprise.

d. To the knowledge of MercExchange, MercTravel owns and possesses, or is duly licensed in respect of, all licenses, trademarks, trademark rights, applications for trademarks, trade names, trade name rights, processes, and formulas, necessary for the operation of its business, with no known material conflict with the rights of others, and the same are subject to no liens, encumbrances, claims, or charges.



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e.   As of the date of this Agreement,  to the knowledge of MercExchange,  there are no actions, suits, or proceedings pending or, to the knowledge of MercExchange, threatened, against MercTravel, at law or in equity, or before or by any federal, state, municipal, or other governmental agency or instrumentality, domestic or foreign, except for those actions, suits, or proceedings which would not have a material and adverse effect on the financial condition of MercTravel. MercTravel is not in default with respect of any order or decree of any court or of any such governmental agency or instrumentality.

f. Neither the execution and delivery of this Agreement nor the consummation of the transactions herein contemplated, will conflict with or result in the breach of, or accelerate the performance required by, any terms of any agreement to which either of MercTravel or MercExchange are now a party, or constitute a default thereunder, or result in the creation of any lien, charge, or encumbrance upon any of the properties or assets of MercTravel.

g. To the knowledge of MercExchange, MercTravel is not a party to any agreement or instrument subject to any charter or other corporate restriction materially and adversely effecting the business, property, or assets, operations or condition (financial or otherwise) of such corporation.

h. To the knowledge of MercExchange, MercTravel and MercExchange have timely filed all tax returns and reports required to be filed by each, including without limitation all federal, state, local and foreign tax returns, and all such tax returns and reports are true, complete and correct in all material respects. MercTravel has paid in full or made adequate provision by the establishment of reserves for all such taxes and other charges which have become due or have been asserted in writing by any taxing authority to be due, relating to each such corporation, including, if such corporation was an S Corporation prior to the consummation of the transactions contemplated by this Agreement, taxes and other charges attributable to the S Corporation election by each such corporation, and has withheld with respect to their employees all federal and state income taxes, FICA, FUTA and any other taxes or charges required to be withheld except for those taxes or other charges the failure of which to pay or withhold would not have a material and adverse effect on the financial condition of MercTravel. To the knowledge of MercExchange, there is no tax deficiency proposed or threatened against MercTravel. To the knowledge of MercExchange, MercTravel has made all payments of estimated taxes, if any, when due in amounts sufficient to avoid the imposition of any penalty except where such penalty would not have a material and adverse effect on the financial condition of MercTravel. There are no outstanding agreements, waivers, or arrangements extending the statutory period of limitation applicable to any claim for, or the period for the collection or assessment of, taxes due from or with respect to MercTravel for any taxable period, and no power of attorney granted by or with respect to MercTravel relating to taxes is currently in force. No closing agreement pursuant to Section 7121 of the Internal Revenue Code of 1986, as amended, (or any predecessor provision) or any similar provision of any state, local, or foreign law has been entered into by or with respect to MercTravel that could materially and negatively effect the future liability for taxes of MercTravel. No audit or other proceeding by any governmental authority has formally commenced and no written notification has been given that such an audit or other proceeding is pending or threatened with respect to any taxes due from or with respect to MercTravel that could materially and negatively affect the future liability for taxes of MercTravel. No unpaid assessment of tax has been proposed in writing against MercTravel other than assessment of a type that arise on a recurring basis in the ordinary course of business.

i. To the knowledge of MercExchange, MercTravel has no direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, accrued, absolute, contingent or otherwise


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     ("Liabilities"),  which would be required by generally accepted  accounting principles  to  be  disclosed  in  their  respective  financial  statements
     (including,   without  limitation,   in  the  notes  thereto),  other  than
     liabilities fully and adequately reflected or reserved against their respective balance sheet, prepared in accordance with generally accepted accounting principles. To the knowledge of MercExchange, since December 13, 1999, MercTravel has incurred no liabilities which would be required by generally accepted accounting principles to be disclosed in its financial statements (including, without limitation, in the notes thereto), other than Liabilities incurred since December 13, 1999 in the ordinary course of business.

j. To the knowledge of MercExchange, MercTravel is in compliance in all material respects with all applicable laws (including, but not limited to, rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all federal, state or local governments, or any agency or instrumentality of the foregoing, domestic or foreign, in respect of the conduct of its business and ownership or leasing of its properties, except where the failure to so comply would not have a material adverse effect on the assets, business, results of operations or condition (financial or otherwise) of such corporation. To the knowledge of MercExchange, MercTravel has all licenses, permits, orders or approvals of all federal, state or local governmental bodies, quasi-governmental bodies or authorities, domestic or foreign, which are material to, or necessary for, the conduct of the operations of such corporation. To the knowledge of MercExchange, no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against MercTravel alleging any failure so to comply, except where the failure to so comply would not have a material and adverse effect on the assets, business, results of operations or condition (financial or otherwise) of such corporation.

k. Since December 13, 1999, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of MercTravel.

l. MercTravel has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or shown in its balance sheet, or acquired after the date thereof, free and clear of all liens, claims, encumbrances, charges, and assessments, except for properties and assets disposed of in the ordinary course of business since December 13, 1999.

m.   MercExchange further represents and warrants that:

     i. The Aden Shares (as defined below) are being acquired for investment for MercExchange's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and MercExchange has no present intention of selling, granting any participation in, or otherwise distributing the same. MercExchange does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Aden Shares.

     ii. MercExchange believes it has received all information it considers necessary or appropriate for deciding whether to purchase the Aden Shares. MercExchange has had an opportunity to ask questions and receive answers from Aden regarding the terms and conditions of the offering of the Aden Shares.

     iii.MercExchange has previously invested in companies in the development stage, can bear the economic risks of the investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Aden Shares.

     iv. MercExchange is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, of the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended.

     v.   MercExchange  understands  that  the  Aden  Shares  it  is  purchasing pursuant to this Agreement are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Aden in a transaction not involving a public offering and that under such laws and applicable regulations the Aden Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, MercExchange is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     vi. MercExchange will not dispose of any of the Aden Shares (other than pursuant to SEC Rules 144 or 144A or any similar or analogous rule or rules) unless and until (A) MercExchange shall have notified Aden of the proposed disposition and the circumstances surrounding the proposed disposition and, if reasonably requested by Aden, MercExchange shall have furnished Aden with an opinion of counsel reasonably satisfactory in form and substance to Aden to the effect that such disposition will not require registration under the Securities Act; or (B) there is in effect a registration statement under the Securities Act covering the proposed disposition and the proposed disposition is made in accordance with such registration statement.

     vii.The  certificates  evidencing the Aden Shares may bear the  restrictive legends set forth below, except that such certificates shall not bear the legends set forth below if: (x) the transfer was made in compliance with Rule 144; (y) there is in effect a registration statement under the Securities Act covering the proposed disposition and the proposed disposition is made in accordance with such registration statement; or (z) if the opinion of counsel, if any, delivered pursuant to this Section is to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act:

          (A) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"). THE SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR SUCH TRANSFER IS MADE PURSUANT TO RULES 144 OR 144A OF THE ACT OR AN EXEMPTION TO THE REGISTRATION REQUIREMENTS OF THE ACT."

          (B) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT."

          (C) Any legend required by the laws of any applicable state or other jurisdiction governing the Aden Shares.

2.   Exchange of Stock.

a. On the Closing Date, as hereinafter fixed, MercExchange shall deliver to Aden certificates representing all of the issued and outstanding shares of common stock of MercTravel, as the same shall be constituted on the Closing Date, duly endorsed in blank by the owner of record, or accompanied by duly executed stock powers in blank, and accompanied by


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     requisite  revenue  stamps  evidencing  the payment of the transfer tax, if any.

b.   On  the  Closing  Date,  as  hereinafter   fixed,  Aden  shall  deliver  to
     MercExchange fifty-eight million (58,000,000) shares of restricted common stock in Aden Enterprises, Inc. (the "Aden Shares").

3. Closing. The consummation of the transactions contemplated herein (the "Closing") shall take place at the offices of Erickson & Sederstrom, P.C. at 10330 Regency Parkway Drive, Omaha, Nebraska 68114, at 10:00 a.m. (local time) on February 25, 2000 (the "Closing Date"), or at such other time and place as the parties may agree.

4. Indemnity for Damages. MercExchange shall indemnify, fully defend and save and hold harmless Aden at all times from and against all demands, claims, actions, causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and expenses, but net of any tax savings and insurance proceeds actually received by the indemnitee as a result of the matter giving rise to the indemnification, asserted against, resulting to, imposed upon or incurred by Aden, by reason of or resulting from any inaccurate representation made by MercExchange in this Agreement, breach of any of the warranties made by MercExchange in this Agreement and breach or default in performance by MercExchange of any of the covenants which it is to perform hereunder.

5. Conditions to Obligations of Aden. The obligations of Aden hereunder are, except as may be waived in writing by Aden, subject to the conditions that:

a. Certificates representing 100% of the issued and outstanding shares of common stock of MercTravel, as such stock shall then be constituted, shall be tendered for exchange at the Closing by MercExchange.

b. The representations contained in Sections 1 and 7 hereof shall be true on and as of the Closing Date with the same effect as though such representations had been made on and as of the Closing Date, and there shall be delivered to Aden at the Closing, if requested, a certificate, in form and substance satisfactory to Aden and its counsel, duly signed by MercExchange to that effect.

6. Conditions to Obligations of MercExchange. The obligation of MercExchange hereunder to deliver to Aden shares of common stock of MercTravel is, except as may be waived in writing by MercExchange, subject to the conditions that:

a. Aden is a duly organized and existing corporation in good standing under the laws of the State of California;

b. A certificate or certificates representing the Aden Shares are delivered to MercExchange according to the provisions of Section 2;

c. A duly executed Registration Rights Agreement in substantially the form of Exhibit "A" hereto is delivered at the Closing; and

d.   This   Agreement  has  been  duly  executed  and  delivered  by  Aden,  and constitutes the legal, valid, and binding obligation of Aden, enforceable in accordance with its terms.

7. Survival of Representations. The representations and warranties of the parties hereto shall survive the making of this agreement, any examination on behalf of such parties, and the Closing hereunder. Any waiver of any term or condition of this agreement shall not operate as a waiver of any other breach of such term or condition, or of any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.

8. Notices. All communications hereunder shall be in writing and delivered or mailed to Aden, Aden Enterprises, Inc., Attn: Michael Luther, and to


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MercExchange, MercExchange, LLC, Attn: Thomas Woolston, or at such other address as each party may specify in writing.

9. Broker. Aden and MercExchange represent to each other that no broker has been employed in connection with any transaction or transactions involved in this Agreement.

10. Entire Agreement. This Agreement constitutes the entire contract between the parties hereto and no party shall be liable or bound to another in any manner by any warranties, representations or guarantees except as specifically set forth herein.

11. Modification. This Agreement may not be changed or modified except by an agreement in writing by Aden and by MercExchange or by any person authorized to act on their behalf.

12. Benefit. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective legal representatives, successors, and assigns of the parties hereto.

13. Governing Law. This Agreement is made pursuant to and shall be construed under the laws of the State of Nebraska, without regard to any applicable conflicts of law provisions.

14. Counterparts. This Agreement may be executed and endorsed in one or more counterparts, and each of such counter parts shall, for all purposes, be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.


Aden:                                           MercExchange:





By: /s/ Michael S. Luther                       By: /s/ Thomas Woolston

EXHIBIT "A"

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION  RIGHTS AGREEMENT is made as of ___, 2000, by and between
Aden   Enterprises,   Inc.,  a  California   corporation   (the  "Company")  and
MercExchange, LLC, a Virginia limited liability company (the "Shareholder").

     WHEREAS, the Company and the Shareholder are parties to that certain Exchange Agreement, dated January 24, 2000 (the "Exchange Agreement"); and

     WHEREAS, the issuance of Company's Common Stock to the Shareholder in the Exchange Agreement is conditioned upon the registration rights being extended to the Shareholder,

     NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "Closing Date" shall mean the date of execution of this Agreement and the Exchange Agreement by the Company and the Shareholder.

         "Commission" shall mean the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

         "Common Stock" shall mean shares of the Company's Common Stock.

         "Holder" shall mean any person holding Registrable Securities.

         "Other Holders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

         "Registrable Securities" means (i) the Common Stock issued pursuant to the Exchange Agreement and (ii) any shares of Common Stock issued or issuable in respect of such Common Stock upon any stock split, stock dividend, recapitalization, or similar event; provided that none of such shares of Common Stock are, at the time of Holders' exercise of any rights hereunder, subject to a repurchase option in favor of Company. Shares of Common Stock shall only be treated as Registrable Securities if they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold or, in the opinion of counsel to the Company, are available for sale in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

         The terms "register, "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company (but not fees and disbursements of special counsel for Holders, if any, that is not also counsel for the Company), Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar United States federal statute.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by Holders.

         2. COMPANY REGISTRATION.

         (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction, or (iii) a registration on any registration form that does not permit secondary sales, the Company will:

         (i) promptly give to each Holder written notice thereof, and

         (ii) include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting-involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder,

         (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(a)(i). In such event the right of any Holder to registration pursuant to this
Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company and Other Holders, if any, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be included in such registration. The Company shall so advise all Holders and Other Holders and the number of shares that may be included in the registration and underwriting by all Holders and Other Holders shall be allocated among them, as nearly as practicable, first, to the Company (or, if applicable, to the holders for whose account the Company is registering the securities), second, among the Other Holders of securities in proportion to the respective amounts of securities proposed to be included in the registration by such Other Holders, and, third, among the Holders in proportion to the number of Registrable Securities proposed to be included in such registration by such Holders. If any Holder or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any Holder or has elected to include Registrable Securities in such registration.

         3. REGISTRATION ON FORM S-3.

         (a) Request for Registration. If any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the

Holder or Holders may reasonably request. The substantive provisions of Section 2(b) shall be applicable to each registration initiated under this Section 3.

         (b) Limitations. Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 3:(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within thirty (30) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date thirty (30) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed sixty (60) days from the receipt the request to file such registration by such Holder, provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (v) if in a given twelve-month period, the Company has effected one (1) such registration in such period; or
(vi) after the Company has effected two (2) registration statements pursuant to this Section 3.

         4. EXPENSES OF REGISTRATION.

         (a) Registration Expenses. The Company shall bear all Registration Expenses incurred in connection with all registrations pursuant to Section 2 and
Section 3.

         (b) Selling Expenses. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and Other Holders shall be borne by the Holders and Other Holders pro rata on the basis of the number of shares so registered.

         5.  REGISTRATION   PROCEDURES.   In  the  case  of  each  registration,
qualification or compliance effected by the Company pursuant to this Agreement, the Company will:

         (a) keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof,

         (b) prepare and file with the Commission a registration statement and any amendments thereto with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the Registration Statement has been completed; and

         (c) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

         6. INDEMNIFICATION.

         (a) By Company. The Company will indemnify each Holder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Company of the Securities Act, or the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any rule or regulation promulgated under the Securities Act or the 1934 Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein. If the Holders are represented by counsel other than counsel for the Company, the Company will not be obligated under this Section 6(a) to reimburse legal fees and expenses of more than one separate counsel for Holders.

         (b) By Holders.  Each Holder will, if  Registrable  Securities  held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the public offering price of the shares sold by such Holder, unless such registration liability arises out of or is based on willful conduct by such Holder.

         (c)  Procedures.  Each party  entitled  to  indemnification  under this
Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No

Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         7. INFORMATION BY HOLDER. Holders including any Registrable Securities in any registration shall furnish to the Company such information regarding such Holders as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

         8. RESTRICTIONS ON TRANSFERABILITY; RESTRICTIVE LEGEND.

         (a) Each Holder agrees not make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be by bound by this Section 8.

         (b) Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with a legend substantially in the following form, in addition to any legend that may now or hereafter be required by the California Department of Corporations or any other state securities law or regulation:

              "THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON SALE, TRANSFER, AND HYPOTHECATION AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT BETWEEN THE ISSUER CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. COPIES OF SUCH AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER CORPORATION AND WILL BE FURNISHED UPON REQUEST TO SUCH REGISTERED HOLDER."

         9. MISCELLANEOUS.

     (a) Governing Law. This Agreement will be governed by and construed under the laws of Nebraska as applied to agreements among Nebraska residents entered into and to be performed entirely within Nebraska.

     (b) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities, voting as a class. Any amendment or waiver effected in accordance with this paragraph will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

     (c) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegally invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a legal, valid and binding substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

     (d) Notices. All notices to Holders will be mailed by registered or certified mail to the addresses maintained in the Company's records for such Holders. Notices will be effective three (3) days after deposit in the U.S. Mail.

     (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

     (f) Titles, Subtitles and Table of Contents. The titles, subtitles and table of contents used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

ADEN ENTERPRISES, INC.                                      MERCEXCHANGE, LLC



By:                                                         By: